SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

Filed by the Registrant ☒	Filed by a Party other than the Registrant ☐

Check the appropriate box:

☒	Preliminary Proxy Statement.

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2)).

☐	Definitive Proxy Statement.

☐	Definitive Additional Materials.

☐	Soliciting Material Pursuant to §240.14a-12.

OLD WESTBURY FUNDS, INC.

(Name of Registrant as Specified in its Charter)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

	1)	Title of each class of securities to which transaction applies:

	2)	Aggregate number of securities to which transaction applies:

	3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

	4)	Proposed maximum aggregate value of transaction:

	5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

	1)	Amount Previously Paid:

	2)	Form, Schedule or Registration Statement No.:

	3)	Filing Party:

	4)	Date Filed:

OLD WESTBURY FUNDS, INC.
760 Moore Road
King of Prussia, Pennsylvania 19406

Old Westbury U.S. Large Cap Fund
Old Westbury Non-U.S. Large Cap Fund
Old Westbury Global Small & Mid Cap Fund
Old Westbury Global Opportunities Fund
Old Westbury Real Return Fund
Old Westbury Fixed Income Fund
Old Westbury Municipal Bond Fund

___________ __, 2010

Dear Shareholder:

          On behalf of the Board of Directors of Old Westbury Funds, Inc. (the “Corporation”), we are pleased to invite you to a special meeting of shareholders of each of the series of the Corporation listed above (each, a “Fund” and collectively, the “Funds”) to be held at 11:00 a.m. Eastern Time on Wednesday, August 25, 2010, at the offices of the Corporation located at 760 Moore Road, King of Prussia, Pennsylvania.

          As discussed in more detail in the enclosed Proxy Statement, you will be asked to approve the following proposal, which is being recommended by the Board of Directors of the Corporation:

•	Approval of a new investment advisory agreement between Bessemer Investment Management LLC and the Corporation, on behalf of each of the Funds (the “Proposed Advisory Agreement”).

          The Proposed Advisory Agreement is one of a number of technical adjustments being made with regard to the services provided to the Funds. As discussed in more detail in the enclosed Proxy Statement, these adjustments will not diminish the present services provided to the Funds or, as a general matter, result in increases in net Fund expense ratios, which are described in the Proxy Statement.

Your vote is important

          After reviewing this proposal, your Board of Directors unanimously approved the proposal and recommends approval by the shareholders of each Fund, as is more fully described in the accompanying Proxy Statement. It is now your turn to review the proposal and vote on it at the upcoming meeting.

          If you are not available to attend the meeting, then please promptly complete, date, sign and return the enclosed proxy card(s) in order to avoid the expense of additional mailings or contacting you by telephone. No matter how many shares you own, your timely vote is important.

          Thank you in advance for your consideration of these important matters.

Sincerely,

Marc D. Stern
President
Old Westbury Funds, Inc.

OLD WESTBURY FUNDS, INC.
760 Moore Road
King of Prussia, Pennsylvania 19406

Old Westbury U.S. Large Cap Fund
Old Westbury Non-U.S. Large Cap Fund
Old Westbury Global Small & Mid Cap Fund
Old Westbury Global Opportunities Fund
Old Westbury Real Return Fund
Old Westbury Fixed Income Fund
Old Westbury Municipal Bond Fund

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON AUGUST 25, 2010

To the Shareholders of the Funds:

          Notice is hereby given that a Special Meeting of Shareholders (the “Meeting”) of each of the series of Old Westbury Funds, Inc. (the “Corporation”) listed above (each, a “Fund” and collectively, the “Funds”) will be held at 11:00 a.m. Eastern Time on Wednesday, August 25, 2010, at the offices of the Corporation located at 760 Moore Road, King of Prussia, Pennsylvania 19406, for the following purposes:

1.	To approve a new investment advisory agreement between Bessemer Investment Management LLC and the Corporation, on behalf of each of the Funds.

2.	To consider and act upon such other matters as may properly come before the Meeting or any adjourned sessions thereof.

          Shareholders of record as of the close of business on June 30, 2010 are entitled to notice of, and to vote at, the Meeting.

____________ __, 2010

By Order of the Board of Directors

Diane J. Drake
Secretary

YOUR VOTE IS IMPORTANT

Please respond — your vote is important. Whether or not you plan to attend the Meeting, please promptly complete, date, sign and return the enclosed proxy card(s) in the enclosed postage-prepaid envelope. Alternatively, you may vote via telephone or the internet by following the instructions on the enclosed proxy card(s). Please vote now in order to avoid the cost of additional solicitations.

OLD WESTBURY FUNDS, INC.
760 Moore Road
King of Prussia, Pennsylvania 19406

Old Westbury U.S. Large Cap Fund
Old Westbury Non-U.S. Large Cap Fund
Old Westbury Global Small & Mid Cap Fund
Old Westbury Global Opportunities Fund
Old Westbury Real Return Fund
Old Westbury Fixed Income Fund
Old Westbury Municipal Bond Fund

PROXY STATEMENT

          The Board of Directors (the “Board”) of Old Westbury Funds, Inc. (the “Corporation”) is soliciting proxies from shareholders of each series of the Corporation (each, a “Fund” and collectively the “Funds”) in connection with a special meeting (the “Meeting”) of shareholders of each of the Funds to be held at 11:00 a.m. Eastern Time, on Wednesday, August 25, 2010, at the offices of the Corporation at 760 Moore Road, King of Prussia, Pennsylvania 19406. The Notice of the Meeting, this Proxy Statement and the enclosed proxy card(s) are being sent to shareholders of record as of June 30, 2010 (the “Record Date”) beginning on or about August 4, 2010. You may obtain a copy of the Corporation’s most recent annual and semi-annual reports free of charge by calling 1-800-607-2200.

          The Meeting is being called for the following purposes: (1) to approve a new investment advisory agreement between Bessemer Investment Management LLC (the “Adviser”) and the Corporation, on behalf of each of the Funds; and (2) to consider and act upon such other matters as may properly come before the Meeting or any adjourned sessions thereof.

          Part I of this Proxy Statement contains information relating to the proposal to approve a new investment advisory agreement between the Adviser and the Corporation, on behalf of each of the Funds. Part II contains additional background information about the Corporation, the Adviser and other matters. Part III contains general information about the Meeting and shareholder voting. As of the Record Date, the number of shares of each Fund that were issued and outstanding were as follows: [___________] shares for the Old Westbury U.S. Large Cap Fund; [___________] shares for the Old Westbury Non-U.S. Large Cap Fund; [___________] shares for the Old Westbury Global Small & Mid Cap Fund; [___________] shares for the Old Westbury Global Opportunities Fund; [___________] shares for the Old Westbury Real Return Fund; [___________] shares for the Old Westbury Fixed Income Fund; and [___________] shares for the Old Westbury Municipal Bond Fund.

I. TO APPROVE A NEW INVESTMENT ADVISORY AGREEMENT

          The Board is recommending that shareholders of each Fund approve a new investment advisory agreement between the Adviser and the Corporation, on behalf of each of the Funds (the “Proposed Advisory Agreement”). The Adviser currently serves as the investment adviser to the Funds under an investment advisory agreement dated November 12, 2007 (the “Current Advisory Agreement”) between the Adviser and the Corporation, on behalf of each of the Funds. On May 21, 2010, the Board, including a majority of the Directors who have no direct or indirect interest in the Proposed Advisory Agreement and are not “interested persons” of the Corporation, as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Directors”), at an in-person meeting called for the purpose of approving a new investment advisory agreement, approved the Proposed Advisory Agreement, subject to approval by the shareholders of each of the Funds voting separately.

The Proposed Advisory Agreement

          If approved by its shareholders, the Proposed Advisory Agreement will become effective for a Fund on the first day of the month next following the approval by its shareholders. The Board, including a majority of the Independent Directors, last approved for continuance the Current Advisory Agreement for each Fund on May 21, 2010. The Current Advisory Agreement will remain effective for a Fund until the Proposed Advisory Agreement becomes effective, or, if the Proposed Advisory Agreement for a Fund is not approved, until its next scheduled annual review and renewal by the Board.

          The Current Advisory Agreement was last approved by shareholders of each of Old Westbury U.S. Large Cap Fund, Old Westbury Non-U.S. Large Cap Fund, Old Westbury Fixed Income Fund and Old Westbury Municipal Bond Fund on August 4, 2005. The Current Advisory Agreement was approved at inception for each of Old Westbury Global Small & Mid Cap Fund ([___________]), Old Westbury Global Opportunities Fund ([___________]) and Old Westbury Real Return Fund ([___________]).

          Information about the fee rates payable by each Fund under the Current Advisory Agreement and the Proposed Advisory Agreement is provided in Appendix A. Amounts paid by each Fund to the Adviser, or to an affiliate of the Adviser, during the Fund’s last fiscal year are set forth in Appendix B.

Related Actions Contemplated in Connection with the Proposed Advisory Agreement

          The Proposed Advisory Agreement is one of several proposed changes relating to particular services provided to the Funds by Bessemer Trust Company, N.A. (“BTNA”) and its affiliates (together, “Bessemer”) and the fees relating to these services. In this regard, the Board recently approved certain changes to better delineate the scope and providers of these services, as well as the fees charged for these services (the “Proposed Services Realignment”). Specifically, at a meeting held on May 21, 2010, the Board took various actions in connection with the Proposed Services Realignment, certain elements of which are contingent on shareholder approval of the Proposed Advisory Agreement, as described below. These actions were based, in part, on recommendations made by Bessemer regarding the desirability of implementing the

Proposed Services Realignment for the reasons referenced above. The Proposed Services Realignment will not diminish the present services provided by Bessemer or, as a general matter, result in increases in net Fund expense ratios, which are shown in Appendix C.

          The following describes certain aspects of the Proposed Services Realignment:

          Administrative Services. In connection with the Proposed Services Realignment, if shareholders of a Fund approve the Proposed Advisory Agreement, it is expected that the Corporation, on behalf of such Fund, will enter into a new administrative oversight, supervision and coordination services agreement (the “Proposed Administrative Agreement”) with BTNA, pursuant to which BTNA and Bessemer Trust Company (“BTCO”), an affiliate of the Adviser, would provide certain non-advisory services to the Fund, such as the maintenance of records, the provision of supervisory personnel and the monitoring of other non-advisory service providers. It is contemplated that the Proposed Administrative Agreement would become effective at the same time as the Proposed Advisory Agreement.

          Custody. Old Westbury U.S. Large Cap Fund, Old Westbury Non-U.S. Large Cap Fund, Old Westbury Fixed Income Fund and Old Westbury Municipal Bond Fund have each retained BTCO to serve as their custodian and Old Westbury Real Return Fund and Old Westbury Global Small & Mid Cap Fund have retained BTCO to serve as their co-custodian. The present custody-related services provided to each of these Funds under the Custody Agreement will not change in connection with the Proposed Services Realignment. However, the fees charged by BTCO to each of these Funds, except for Old Westbury Real Return Fund, will be reduced; the fees charged to the Old Westbury Real Return Fund will remain the same. Under the existing arrangement, BTCO receives a fee from each of these Funds which is accrued daily and paid monthly at an annual rate of 0.10% (0.15% for Old Westbury Non-U.S. Large Cap Fund) of the average daily net assets of each of these Funds or portion thereof for Old Westbury Global Small & Mid Cap and Old Westbury Real Return Fund, as noted above. In addition, BTCO receives from Old Westbury Real Return Fund any transaction costs related to such Fund’s investments in coins or bullions or other forms of precious metals. In connection with the Proposed Services Realignment, BTCO will receive a fee calculated and paid monthly at the annual rate of 0.075% of the average daily net assets of Old Westbury Non-U.S. Large Cap Fund and 0.015% of the average daily net assets of each of Old Westbury U.S. Large Cap Fund, Old Westbury Fixed Income Fund and Old Westbury Municipal Bond Fund or portion thereof for Old Westbury Global Small & Mid Cap Fund. BTCO will continue to receive a fee of 0.10% of the average daily net assets of the portion of Old Westbury Real Return Fund for which BTCO serves as custodian. In addition, BTCO will continue to receive from Old Westbury Real Return any transaction costs related to such Fund’s investments in coins or bullions or other forms of precious metals. It is expected that these changes to the custody fees will become effective at the same approximate time that the Proposed Advisory Agreement becomes effective.

          Shareholder Servicing. The Funds have adopted a shareholder servicing plan (the “Shareholder Servicing Plan”). Under the Shareholder Servicing Plan, the Funds have entered into a shareholder servicing agreement with BTNA (the “Shareholder Servicing Agreement”), pursuant to which BTNA serves as a shareholder servicing agent and provides certain shareholder support services. The present services provided to each of the Funds under the Shareholder Servicing Agreement will not change in connection with the Proposed Services

Realignment. For these services, each Fund currently pays a maximum annual fee of up to 0.15% of its average daily net assets. BTNA has contractually committed through October 31, 2011 to waive its shareholder servicing fee for Old Westbury Fixed Income Fund and Old Westbury Municipal Bond Fund to the extent necessary to maintain a maximum shareholder servicing fee for each of these Funds at 0.05%. BTNA may engage shareholder sub-servicing agents, such as broker/dealers, banks, trust companies, investment advisers, and other financial institutions and intermediaries to provide certain shareholder support services and is solely responsible for paying each such shareholder sub-servicing agent from the fee it receives from each of the Funds. As an element of the Proposed Services Realignment, each Fund will pay for shareholder support services a maximum annual fee of up to 0.20% of its average daily net assets; however, with respect to Old Westbury Fixed Income Fund and Old Westbury Municipal Bond Fund, BTNA will contractually commit to waive its shareholder servicing fee to the extent necessary to maintain a maximum shareholder servicing fee at 0.10% through October 31, 2011, which represents a 0.05% increase to the existing commitment described above. It is expected that the changes to the shareholder servicing fees, and related waivers, will become effective at the same approximate time that the Proposed Advisory Agreement becomes effective. If shareholders approve the Proposed Advisory Agreement for Old Westbury Fixed Income Fund and Old Westbury Municipal Bond Fund, applicable contractual shareholder servicing fee commitments will be extended through October 31, 2012.

          Advisory Fee Waivers. The contractual advisory fee waivers for each Fund, as applicable, will remain in place following the Proposed Services Realignment. Additionally, in connection with the Proposed Services Realignment, the Adviser would waive, pursuant to a contractual commitment through October 31, 2011, a portion of its advisory fees to the extent necessary to maintain a net operating expense ratio of Old Westbury Real Return Fund, excluding Acquired Fund Fees and Expenses (if any) (as such term is used in the Fund’s prospectus expense table), at 1.10%. There is currently no contractual advisory fee waiver applicable to Old Westbury Real Return Fund. If shareholders of a Fund approve the Proposed Advisory Agreement, in connection with the Proposed Services Realignment, applicable Fund contractual advisory fee waivers will be extended through October 31, 2012; otherwise, contractual advisory fee waivers will remain effective through October 31, 2011, absent further action to extend the existing waivers.

          The contractual advisory fee waivers and the shareholder servicing fee commitment arrangements may be changed or terminated with the approval of the Board.

          As indicated above, the Proposed Services Realignment will not diminish the present services provided by Bessemer or, as a general matter, result in increases in net Fund expense ratios, as set forth in Appendix C. However, unlike investment advisory agreements, agreements for non-advisory services, such as for administrative and related services under the Proposed Administrative Agreement, may be amended by the Board without shareholder approval, including to increase the fees payable thereunder. Bessemer does not have a present intention to propose any such fee increase, however Bessemer retains the right to propose such an increase to the Board in the future.

          If shareholders of a Fund approve the Proposed Advisory Agreement, the implementation of the Proposed Advisory Agreement and the Proposed Services Realignment would result in total expense ratios paid by each Fund as shown in Appendix C.

Description of the Proposed and Current Advisory Agreements

          A description of the key differences between the Proposed and Current Advisory Agreements is set forth below. The Proposed Advisory Agreement and Current Advisory Agreement are sometimes referred to in this section as the “Agreements.” In general, the below does not include a description of those sections of the Agreements that are not being materially amended. The form of the Proposed Advisory Agreement is provided in Appendix D. Shareholders are encouraged to refer to Appendix D.

          Duties of the Adviser. The substance of the investment advisory services to be provided under the Proposed Advisory Agreement are the same as those investment advisory services provided under the Current Advisory Agreement notwithstanding some differences in the specific language used to describe the services provided. In this regard, both the Proposed Advisory Agreement and the Current Advisory Agreement generally provide that, subject to oversight by the Board, the Adviser will provide investment advisory services to the Funds, which includes, but is not limited to, making decisions with respect to all purchases and sales of securities and other investment assets for the Funds, reporting to the Board research and statistical data affecting the Funds and executing or causing the execution of purchase and sale orders. The Proposed Advisory Agreement explicitly clarifies that the Adviser may, in the performance of its duties and obligations under the Proposed Advisory Agreement, execute on behalf of the Corporation and the Funds, such agreements and other documentation in connection with purchases, sales or other transactions and the Corporation acknowledges that the Corporation and the Funds will be bound by such trading accounts established, and agreements and other documents executed.

          The primary difference between the Proposed Advisory Agreement and the Current Advisory Agreement is the elimination of certain non-advisory services from the Current Advisory Agreement, and the transfer of such services to the Proposed Administrative Agreement. These non-advisory services pertain to, for example, the maintenance of records, the provision of supervisory personnel and the monitoring of other non-advisory service providers.

          Term of Agreement. The Proposed Advisory Agreement will have a new effective date, provide for a one-year initial term and include other changes as described below. If shareholders of each Fund approve the Proposed Advisory Agreement, the Proposed Advisory Agreement will supersede the Current Advisory Agreement when it becomes effective.

Board Consideration of Proposed Advisory Agreement

          The following summary describes the most important, but not all, of the factors considered by the Board in approving the Proposed Advisory Agreement. This discussion is not intended to be all-inclusive. In approving the Proposed Advisory Agreement, the Board was assisted by the advice of counsel to the Funds and, in the case of the Independent Directors, by the advice of independent legal counsel to the Independent Directors (“Independent Counsel”).

          At its meeting held on May 21, 2010, the Board considered the Adviser’s recommendation with regard to the Proposed Advisory Agreement. At both this meeting and at a meeting of the Board held on May 7, 2010, it had requested and received substantial information regarding the Adviser, the Current and Proposed Advisory Agreements and the Proposed Services Realignment. This information was furnished, in part, based on requests from the Board and Independent Counsel, and included responses from the Adviser to detailed due diligence questionnaires, as well as substantial information concerning, among other things, each Funds’ performance, comparative fee and expense information as well as information regarding the Adviser, its compliance and regulatory processes and programs and its financial condition. In addition, the Board reviewed additional information provided by the Adviser concerning its estimated profitability from managing the Funds. It was further noted that the Board had received materials and presentations throughout the course of the year relating to the investment management and operation of the Funds.

          The Board requested information regarding the fees charged by the Adviser to similarly managed institutional accounts and how those fees compared to the fees charged to the Funds. The Board noted that the Adviser represented that it does not manage any institutional accounts similarly managed to the Funds. The Board also received information regarding similarly managed accounts maintained by Bessemer. The Board noted the differences in services provided by Bessemer to its clients compared to the Funds and the differences in the fee models associated with both types of businesses.

          The Board considered the Proposed Advisory Agreement in the context of the Proposed Services Realignment, since the Adviser’s agreement to enter into the Proposed Advisory Agreement was conditioned on approval of certain aspects of the Proposed Services Realignment, as described above. In this context, the Board considered that under current arrangements, Bessemer provided administrative oversight, supervision and coordination of services through a number of different contractual structures, one of which was the Current Advisory Agreement. Under the Proposed Services Realignment, these services would be provided through the Proposed Administrative Agreement and as a result, the Current Advisory Agreement was proposed to be revised accordingly. The Board also considered representations from the Adviser that the Proposed Services Realignment will not diminish the present services provided by Bessemer or, as a general matter, result in increases in net Fund expense ratios, which are shown in Appendix C, and that the Adviser would assume all costs associated with soliciting shareholders of the Funds for the approval of the Proposed Advisory Agreement.

          The Board considered Bessemer’s undertaking with respect to the contractual advisory fee waivers, including the new waiver for Old Westbury Real Return Fund in connection with the Proposed Services Realignment, and the shareholder services fee commitment waiver arrangements, as described above. Specifically, the Board took into account that, if shareholders approve the Proposed Advisory Agreement, applicable contractual advisory fee waivers and shareholder servicing fee commitment arrangements would be extended through October 31, 2012.

          The Board’s determinations were made on the basis of each Director’s business judgment after consideration of all of the information requested and presented. In reviewing the materials presented, the Board did not identify any single issue or particular information that, in isolation, would be a controlling factor in making a final decision regarding the Proposed Advisory Agreement. Individual Directors may have given different weight to certain factors and assigned various degrees of materiality to information received in connection with the approval process.

          The following summary further details the materials and factors that the Board considered, and the conclusions they reached, in approving the Proposed Advisory Agreement.

(1)	The nature, extent and quality of services provided by the Adviser.

          The Board considered the scope and quality of services provided by the Adviser, particularly the qualifications, capabilities and experience of the portfolio managers and other personnel who are responsible for providing services to the Funds. The Board considered that the Adviser manages the investment program of the Funds and that the Adviser keeps the Board informed of important developments affecting each Fund. The Board evaluated these factors based on its direct experience with the Adviser, and in consultation with counsel to the Fund and counsel to the Independent Directors. The Board also considered the Adviser’s effectiveness in ensuring that the Funds are in compliance with their investment policies and restrictions and the requirements of the 1940 Act and related securities regulations.

          Based on these factors, as well as those discussed herein, the Board concluded that the nature, quality and extent of services provided by the Adviser have been and continue to be satisfactory.

(2)	The performance of the Funds and the Adviser.

          The Board’s analysis of the Funds’ performance included the discussion and review of the performance data of the Funds and a select group of other funds that have similar investment objectives and distribution and shareholder servicing arrangements and that are of comparable size and nature (the “Peer Group”). The Board reviewed performance over long, intermediate and short-term periods and compared the Funds’ performance to their respective Peer Group over these time periods. The Board noted that the Funds’ performance was reasonable relative to the Funds’ Peer Groups.

(3)	The cost of the advisory services and the profits to the Adviser and its affiliates from the relationship with the Funds.

          In connection with the Board’s consideration of the level of the advisory fees, the Board considered a number of factors. With respect to each of the Funds, the Board’s analysis of each Fund’s advisory fee and estimated expenses included a discussion and review of data concerning the current fee and expense ratios of each Fund compared to their respective Peer Group. The Board noted that each Fund’s advisory fee and expense ratio were generally in line with those of their Peer Group. The Board also noted the advisory fee breakpoints as well as the Adviser’s contractual commitment to waive advisory fees for the Funds. Additionally, the Board considered the Adviser’s profitability.

          Based on this analysis as well as other factors described herein, including the fact that the Funds are intended principally to satisfy asset allocation requirements of client accounts of

Bessemer and its affiliates, the Board concluded that the advisory fee schedule for each Fund was fair and reasonable in light of the quality of services provided by the Adviser.

          (4)       The extent to which economies of scale will be realized as the Funds grow and whether fee levels reflect those economies of scale.

          The Board considered the information provided by the Adviser relating to economies of scale. In this regard, the Board noted the current advisory fee breakpoint levels at $500 million and $1 billion with respect to Old Westbury U.S. Large Cap Fund, Old Westbury Non-U.S. Large Cap Fund, Old Westbury Fixed Income Fund and Old Westbury Municipal Bond Fund, and at $1.25 billion and $2.5 billion for Old Westbury Global Opportunities Fund. The Board also considered the experience of the Adviser in managing the Funds, as well as the Adviser’s profitability analysis. With respect to Old Westbury Global Small & Mid Cap Fund and Old Westbury Real Return Fund, the Board determined that it would continue to monitor whether breakpoints would be appropriate should those Funds continue to grow in size.

          (5)       Ancillary benefits and other factors.

          In addition to the above factors, the Board also discussed other benefits received by the Adviser and its affiliates from its management of the Funds, including the ability to market its advisory services for similar products in the future. In addition, the Board discussed the compensation payable by the Funds to affiliates of the Adviser for other services including administrative services, shareholder servicing and custody. The Board also discussed the use of the Funds as asset allocation investment vehicles for clients of Bessemer and its affiliates, with the resulting expectation that the asset sizes of the Funds would grow as Bessemer’s client base grows. The Board concluded that advisory fees were reasonable in light of these fall-out benefits.

          Conclusion

          The Board, including all of the Independent Directors, concluded that the fees to be paid under the Proposed Advisory Agreement was fair and reasonable with respect to the services that the Adviser would provide, in light of the factors described above that the Board deemed relevant. The Board based its decision on an evaluation of all these factors as a whole and did not consider any one factor as all-important or controlling. The Independent Directors were also assisted by the advice of Counsel to the Independent Directors in making this determination.

Required Vote

          Shareholders of each Fund will vote separately with respect to approving the Proposed Advisory Agreement. For each Fund, the affirmative vote of a majority of the outstanding voting securities is required, which for this purpose means the affirmative vote of the lesser of (i) more than 50% of the outstanding voting securities of such Fund or (ii) 67% or more of the outstanding voting securities of such Fund present at the Meeting if more than 50% of the outstanding voting securities of such Fund are present at the Meeting in person or represented by proxy. If the Proposed Advisory Agreement for a Fund is not approved, the Current Advisory Agreement will remain in effect until its next scheduled annual review and renewal by the Board.

THE BOARD UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS OF EACH FUND VOTE FOR THE APPROVAL OF THE PROPOSED ADVISORY AGREEMENT.

II. INFORMATION ABOUT THE CORPORATION

          This section provides certain information about the Corporation, including information about the Adviser, the distributor, administrator, and the identity of persons holding more than 5% of the outstanding shares of any Fund.

          The Corporation is an open-end, management investment company that was established under the laws of the State of Maryland on August 26, 1993. The Corporation currently offers seven portfolios or funds. The address of the Corporation is 760 Moore Road, King of Prussia, PA 19406.

          Investment Adviser. Bessemer Investment Management LLC (the Adviser) serves as investment adviser to the Funds and is a wholly-owned subsidiary of BTNA. The Adviser is located at 630 Fifth Avenue, New York, New York 10111. The Adviser’s principal executive officers and managers and the principal occupation of each are shown below. The address of each such principal executive officer and manager is 630 Fifth Avenue, New York, New York 10111.

NAME	TITLE OR STATUS

Bessemer Trust Company, N.A.	Member
MacDonald, John G.	Managing Director/Treasurer/Director
Woolley, Harold Spring	Managing Director
Whiteford, Bruce A.	Managing Director
Aird, Robert Bruce	Managing Director
Hilton, John Allen	Director
Andrews, Don James	Managing Director/Chief Compliance Officer
Stern, Marc David	President
Roman, Lois Rhoda	Managing Director
Stahl, William Preston	Managing Director
Mariani, Frank Anthony	Managing Director
Ferris, Deborah Joanne	Principal/Assistant Secretary
Williamson, Steven Lloyd	Assistant Secretary/Director
Lester, Gregory Manuel	Principal
Murtagh, Richard	Principal
Hall, John Bernard	Principal
Aw, Njunt W.	Principal
Langas, Peter John	Managing Director

          The following table identifies directors and officers of the Funds serving as officers and/or employees of the Adviser or its affiliates.

Name/Position of Officer of the Funds	Position/Relationship with the Adviser and Affiliates

Stern, Marc David/President	President and Chief Investment Officer of Bessemer Group, Incorporated and all bank subsidiaries

Williamson, Steven Lloyd/Chief Legal Officer	Managing Director and General Counsel of Bessemer Group, Incorporated and all bank subsidiaries

Andrews, Don James/Vice President and Chief Compliance Officer	Managing Director and Chief Compliance Officer of BTNA

Ferris, Deborah Joanne/AML Compliance Officer, Vice President and Assistant Secretary	Principal and Director of Compliance of BTNA

          Distributor. BNY Mellon Distributors Inc., located at 760 Moore Road, King of Prussia, PA 19406, serves as the Funds’ distributor.

          Administrator. BNY Mellon Investment Servicing (US) Inc., located at 760 Moore Road, King of Prussia, PA 19406, serves as the Funds’ administrator.

          Independent Registered Public Accountants. Ernst & Young LLP located at 5 Times Square, New York, New York 10036, serves as the Funds’ independent registered public accounting firm.

          Significant Shareholders.

          As of the Record Date, NAIDOT & Co., acting in various capacities for numerous accounts, was the owner of record of 5% or more of the following Funds’ outstanding shares: [___________]

III. VOTING INFORMATION

Record Date, Quorum and Methods of Tabulation

          Shareholders of record at the close of business on June 30, 2010 (the Record Date) are entitled to notice of, and to vote at, the Meeting. The holders of one-third of the shares of each Fund outstanding as of the Record Date, present in person or represented by proxy, constitute a quorum for the transaction of business by the shareholders of such Fund at the Meeting, although it is necessary for more than 50% of the shares of each Fund to be represented in person or by proxy at the Meeting in order for the Proposed Advisory Agreement to be approved.

          Each shareholder is entitled to one vote for each share he or she owns of a Fund. Shares represented by timely, duly executed proxies will be voted as you instruct. If no specification is made with respect to a particular matter, shares will be voted in accordance with the recommendation of the Board. Proxies may be revoked at any time before they are exercised by sending a written revocation which is received by the Secretary of the Corporation prior to any such exercise, by properly executing a later-dated proxy, or by attending the Meeting and voting in person.

          Votes cast by proxy or in person at the Meeting will be counted by persons appointed by the Board as inspectors both for the purpose of determining the presence of a quorum and for calculating the votes cast on the issues before the Meeting. Abstentions and “broker-non-votes” (i.e., proxies representing shares held by brokers or nominees as to which (i) instructions have not been received from the beneficial owners or the persons entitled to vote and (ii) the broker or nominee does not have the discretionary voting power on a particular matter) will be counted for quorum purposes. However, abstentions and broker non-votes are disregarded in determining the “votes cast” on an issue. For this reason, abstentions and broker non-votes will assist a Fund in obtaining a quorum but both have the practical effect of a “no” vote for purposes of obtaining the requisite vote for approval of a proposal.

Adjournments

          In the event that a quorum is not present for purposes of acting on a proposal, or if sufficient votes in favor of a proposal are not received by the time of the Meeting, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any adjournment will require the affirmative vote of a majority of those shares represented at the Meeting in person or by proxy. The persons named as proxies will (i) vote in favor of such adjournment for those proxies which they are entitled to vote in favor of any proposal that has not been adopted, (ii) vote against any adjournments for those proxies required to be voted against any proposal that has not been adopted, and (iii) not vote any proxies that direct them to abstain from voting on such proposal.

          If sufficient favorable votes exist for one or more Funds as to the Proposed Advisory Agreement, or such other proposals that should properly come before the Meeting, such proposal(s) will be acted upon and such actions will be final, regardless of any subsequent adjournment to consider the Proposed Advisory Agreement with respect to other Funds or other proposals.

Solicitations of Proxies

          The solicitation of proxies by mail and telephone may be made by officers and Directors of the Corporation and officers and employees of the Adviser, its affiliates and other representatives of the Corporation. The costs of preparing, printing and mailing this Proxy Statement and the cost of holding the Meeting (including the costs of any additional solicitation and any adjournment session) will be borne by the Adviser.

Methods of Voting

          You can vote your shares by completing and signing the enclosed proxy card(s) and mailing it (them) in the enclosed postage-paid envelope. You may also vote by attending the Meeting in person and voting. In addition, you may also vote by touch-tone telephone by calling the toll-free number printed on your proxy card(s) and following the recorded instructions or via internet by visiting the website printed on your proxy card(s) and following the on-screen instructions. If your shares are held by a broker or nominees, you can arrange to vote your proxies by contacting your representative at the broker or nominee.

Shareholder Proposals at Future Meetings

          The Corporation is not required and does not intend to hold regular annual meetings of shareholders. A shareholder who wishes to submit a proposal for consideration for inclusion in a Fund’s proxy statement for the next meeting of shareholders of that Fund should send his or her written proposal to the Corporation’s Secretary, Diane J. Drake, at BNY Mellon Investment Servicing (US) Inc., 301 Bellevue Parkway, Wilmington, Delaware 19809. A shareholder proposal may be presented at a meeting of shareholders only if such proposal concerns a matter that may be properly brought before the meeting under applicable federal proxy rules, state law and the Corporation’s governing instruments.

Other Matters

          No business other than the matters described above is expected to come before the Meeting, but should any other matter requiring a vote of shareholders arise, including any questions as to an adjournment or postponement of the Meeting, the persons named in properly executed proxies have discretionary authority to vote such proxies as they shall decide.

          One copy of this Proxy Statement will be mailed to shareholders sharing the same address unless the applicable Fund has received contrary instructions from one or more of the shareholders. If you wish to receive individual copies of this Proxy Statement, please call 1-800-607-2200; if your shares are held through a financial institution, please contact the financial institution directly.

APPENDIX A

Fee Rates Payable Under the Current and Proposed Advisory Agreements

          The following table shows each Fund’s contractual advisory fee rate payable to the Adviser under the Current Advisory Agreement and the Proposed Advisory Agreement.

Fund	Advisory Fee Rate[1]

Old Westbury U.S. Large Cap Fund	First $500 million: 0.70%
Second $500 million to $1 billion: 0.65%
Exceeding $1 billion: 0.60%

Old Westbury Non-U.S. Large Cap Fund	First $500 million: 0.80%
Second $500 million to $1 billion: 0.75%
Exceeding $1 billion: 0.70%

Old Westbury Global Small & Mid Cap Fund	0.85%

Old Westbury Global Opportunities Fund	First $1.25 billion: 1.10%
Second $1.25 billion to $2.5 billion: 1.05%
Exceeding $2.5 billion: 1.00%

Old Westbury Real Return Fund	0.85%

Old Westbury Fixed Income Fund	First $500 million: 0.45%
Second $500 million to $1 billion: 0.40%
Exceeding $1 billion: 0.35%

Old Westbury Municipal Bond Fund	First $500 million: 0.45%
Second $500 million to $1 billion: 0.40%
Exceeding $1 billion: 0.35%

[1] Based on average daily net assets.

A-1

APPENDIX B

Amounts Paid by Each Fund to the Adviser and Affiliates

          The following table indicates amounts paid by each Fund to the Adviser, or to an affiliate of the Adviser, and fees waived by the Adviser, during the Fund’s last fiscal year.

Fund	Advisory Fees	Custody Fees	Shareholder Servicing Fees	Fees Waived by the Adviser

Old Westbury U.S. Large Cap Fund	$2,319,885		$497,118	$96,532
Old Westbury Non-U.S. Large Cap Fund	$12,548,009		$2,528,145	$994,019
Old Westbury Global Small & Mid Cap Fund	$23,838,262		$4,206,752	$119,332
Old Westbury Global Opportunities Fund	$21,156,767	N/A	$2,943,060	$2,021,860
Old Westbury Real Return Fund	$11,567,202		$2,041,271	$0
Old Westbury Fixed Income Fund	$1,077,695		$359,232	$243,949
Old Westbury Municipal Bond Fund	$1,587,278		$529,342	$352,895

B-1

APPENDIX C

EXPENSE TABLES

[PLACEHOLDER]

C-1

APPENDIX D

Form of Proposed Advisory Agreement

OLD WESTBURY FUNDS, INC.

INVESTMENT ADVISORY AGREEMENT

          THIS INVESTMENT ADVISORY AGREEMENT is made as of _____________, 2010, by and between Old Westbury Funds, Inc. (the “Fund”), a Maryland corporation with its principal place of business at 760 Moore Road, King of Prussia, Pennsylvania 19406, and Bessemer Investment Management LLC (the “Adviser”), a Delaware limited liability company with its principal place of business at 630 Fifth Avenue, New York, New York 10111.

          WHEREAS, the Fund is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and is authorized to issue shares in one or more series;

          WHEREAS, the Adviser is registered as an investment adviser under the Investment Advisers Act of 1940, as amended (the “Advisers Act”); and

          WHEREAS, the Fund desires that the Adviser perform investment advisory services for each series of the Fund listed on Schedule A hereto, as such Schedule A may be amended or supplemented from time to time by mutual agreement (each, a “Portfolio”, and collectively, the “Portfolios”), and the Adviser is willing to perform those services on the terms and conditions set forth in this Agreement and desires to enter into an agreement to provide for investment advisory services to the Fund upon the terms and conditions hereinafter set forth;

          NOW, THEREFORE, the Fund and Adviser agree as follows:

          Section 1. The Fund. The Fund is engaged in the business of investing and reinvesting its assets in securities of the type and in accordance with the limitations specified in its Articles of Incorporation, By-Laws and Registration Statement filed with the Securities and Exchange Commission (the “Commission”) under the 1940 Act and the Securities Act of 1933, including the Prospectuses forming a part thereof and Statements of Additional Information relating to the Portfolios contained therein, and as may be supplemented from time to time, all in such manner and to such extent as may from time to time be authorized by the Fund’s Board of Directors (the “Board”). The Board is authorized to issue any unissued shares in any number of additional classes or series. The Fund has delivered copies of the documents listed in this Section to the Adviser and will from time to time furnish the Adviser with any amendments thereof.

          Section 2. Appointment. The Fund hereby appoints the Adviser, subject to the direction and control of the Board, to manage the investment and reinvestment of the assets in the Portfolios and, without limiting the generality of the foregoing, to provide the services specified in Section 3 hereof.

          Section 3. Duties of the Adviser.

          (a) The Adviser shall provide investment advisory services, including but not limited to, making decisions with respect to all purchases and sales of securities and other investment assets for the Portfolios. Among other things, the Adviser shall make all decisions with respect to the Portfolios’ investments in various securities or other assets, in investment styles and, if applicable, in other investment companies or pooled vehicles in which the Portfolios may invest. To carry out the services hereunder, the Adviser is hereby authorized, as agent and attorney-in-fact for the Fund, for the account of, at the risk of and in the name of the Portfolios, to place orders and issue instructions with respect to transactions of the Portfolios. In all purchases, sales and other transactions for the Portfolios, the Adviser is authorized to exercise full discretion and act for the Fund in the same manner and with the same force and effect as the Fund might or could do with respect to such purchases, sales or other transactions, as well as with respect to all other things necessary or incidental to the furtherance or performance of its duties and obligations under this Agreement including, but not limited to, executing on behalf of the Portfolios and the Fund such agreements and other documentation in connection with such purchases, sales or other transactions. The Fund acknowledges that the Fund and the Portfolios will be bound by such trading accounts established, and agreements and other documents executed.

          (b) The Adviser will report to the Board at each regular meeting thereof all material changes in the Portfolios since the prior report, and will also keep the Board informed of important developments affecting the Fund, the Portfolios and the Adviser, and on its own initiative will furnish the Board from time to time with such information as the Adviser may believe appropriate, whether concerning the individual companies whose securities are held by the Portfolios, the industries in which they engage, or the economic, social or political conditions prevailing in each country in which the Portfolios maintain investments. The Adviser will also furnish the Board with such statistical and analytical information with respect to securities in the Portfolios as the Adviser may believe appropriate or as the Board reasonably may request.

          (c) The Adviser will from time to time employ or associate with such persons as the Adviser believes to be appropriate or necessary to assist in the execution of the Adviser’s duties hereunder; provided, however, that, except as otherwise provided herein, the employment of or sub-contracting with any such person shall not relieve the Adviser of its responsibilities or liabilities hereunder; and provided further that the Adviser shall not have the authority to subcontract advisory responsibilities without the consent of the Fund. The cost of performance of such duties shall be borne and paid by the Adviser. No obligation may be imposed on the Fund in any such respect.

          (d) The Adviser shall pay its own expenses in connection with the services to be provided by it pursuant to this Agreement.

          Section 4. Delegation of Responsibilities. The Adviser may carry out any of its obligations under this Agreement by employing, subject to supervision by the Adviser, one or more sub-advisers who are registered as investment advisers pursuant to the Advisers Act (each, a “Sub-Adviser”). Each Sub-Adviser’s employment will be evidenced by a separate written agreement approved by the Board and, if required under the 1940 Act, by the shareholders of the

Portfolios (unless the Commission or its staff has given authorization or issued an interpretation or no-action letter dispensing with the requirement of shareholder approval). The Adviser shall not be liable hereunder for any act or omission of any Sub-Adviser, except for failure to exercise good faith in the employment of the Sub-Adviser and for failure to exercise appropriate supervision of such Sub-Adviser, and as may otherwise be agreed in writing. The Adviser shall be solely responsible for compensating any Sub-Adviser for services rendered under any sub-advisory agreement. The Adviser may, from time to time and at any time, terminate any Sub-Adviser and recommend to the Board the appointment of another Sub-Adviser or reassume the responsibilities assigned to any Sub-Adviser with respect to the Portfolios without obtaining the approval of the shareholders of the Portfolios unless expressly required by the federal securities laws.

          Section 5. Compliance with Applicable Requirements. In carrying out its obligations under this Agreement, the Adviser shall at all times comply with:

          (a) all applicable provisions of the 1940 Act, and any rules and regulations adopted thereunder;

          (b) the provisions of the Registration Statement of the Fund, as it may be amended from time to time, under the 1940 Act;

          (c) the provisions of the Articles of Incorporation of the Fund, as they may be amended from time to time;

          (d) the provisions of the By-Laws of the Fund, as they may be amended from time to time, or resolutions of the Board that may be adopted from time to time;

          (e) the provisions of the Internal Revenue Code of 1986, as amended, applicable to the Fund or the Portfolios; and

          (f) any other applicable provisions of state or federal law.

          Section 6. Broker-Dealer Relationships. In connection with the performance of its services hereunder, the Adviser is responsible for opening accounts with brokers, dealers and futures commission merchants (“broker-dealers”), selecting brokers, dealers and futures commission merchants to effect all transactions for the Portfolios, placing all necessary orders with broker-dealers or issuers (including affiliated broker-dealers), and negotiating commissions, if applicable. To the extent consistent with applicable law and the investment objectives of the Portfolios, the Adviser may purchase or sell orders for the Portfolios with contemporaneous purchase or sell orders of other clients of the Adviser and its affiliates. In such event, allocation of securities so sold or purchased, as well as the expenses incurred in the transaction, will be made by the Adviser in the manner the Adviser considers to be the most equitable and consistent with its fiduciary obligations to the Portfolios and to other clients. The Adviser will seek to obtain best execution of transactions for the Portfolios at prices which are advantageous to the Portfolios and at commission rates that are reasonable in relation to the benefits received. To the extent consistent with Section 28(e) of the Securities Exchange Act of 1934, the Adviser may

pay a broker-dealer an amount of commission for effecting a securities transaction in excess of the amount of commission another broker-dealer would have charged for effecting such transaction if the Adviser determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research products and/or services provided by such broker-dealer. This determination, with respect to brokerage and research products and/or services, may be viewed in terms of either that particular transaction or the overall responsibilities which the Adviser has with respect to the Portfolio, as well as to other accounts over which the Adviser exercises investment discretion. Not all such services or products need be used by the Adviser in managing the Portfolios.

          Section 7. Expenses of the Portfolios. All of the ordinary business expenses incurred in the operations of the Portfolios and the offering of their shares shall be borne by the Portfolios unless specifically provided otherwise in this Agreement or another written agreement between the Adviser and the Fund. These expenses borne by the Portfolios include, but are not limited to, brokerage commissions, taxes, legal, auditing and governmental fees, expenses relating to trustees and shareholder meetings, the cost of preparing and distributing reports and notices to shareholders, the fees and other expenses incurred by the Portfolios and the cost of printing copies of the Prospectuses and Statements of Additional Information distributed to the Portfolios’ shareholders.

          Section 8. Compensation. As compensation for the advisory services provided under this Agreement, the Fund shall pay the Adviser fees at the annual rates indicated on Schedule A hereto, as such Schedule A may be amended or supplemented from time to time. The Adviser’s fee shall be accrued for each calendar day and the sum of the daily fee accruals shall be paid monthly in arrears to the Adviser.

          Section 9. Standard of Care. The Fund shall expect of the Adviser, and the Adviser will give the Fund the benefit of, the Adviser’s best judgment and efforts in rendering its services to the Fund. As an inducement to the Adviser’s undertaking these services at the compensation level specified, the Adviser shall not be liable hereunder for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the performance of this Agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Adviser, or any of its officers, directors, employees or agents, in the performance of its duties or from reckless disregard by it of its obligations and duties under this Agreement.

          Section 10. Non-Exclusivity. The services of the Adviser to the Portfolios are not to be deemed to be exclusive, and the Adviser shall be free to render investment advisory or other services to others (including other investment companies) and to engage in other activities. It is understood and agreed that officers or directors of the Adviser may serve as officers or directors of the Fund, and that officers or directors of the Fund may serve as officers or directors of the Adviser, to the extent that such services may be permitted by law, and that the officers and directors of the Adviser are not prohibited from engaging in any other business activity or from rendering services to any other person, or from serving as partners, officers, directors or trustees of any other firm or trust, including other investment advisory companies.

          Section 11. Books and Records. The Adviser shall, with respect to orders the Adviser places for the purchase and sale of portfolio securities of the Portfolios, maintain or arrange for the maintenance of the documents and records required pursuant to Rule 31a-1 under the 1940 Act as well as such records as the Fund’s Administrator reasonably requests to be maintained, including, but not limited to, trade tickets and confirmations for portfolio trades. All such records shall be maintained in a form acceptable to the Fund and in compliance with the provisions of Rule 31a-1 or any successor rule. All such records will be the property of the Fund and will be available for inspection and use by the Fund. The Adviser will promptly notify the Fund’s Administrator if it experiences any difficulty in maintaining the records in an accurate and complete manner.

          Section 12. Term of the Agreement. This Agreement shall become effective with respect to each of the respective Portfolios on such date as it is approved in accordance with the requirements of the 1940 Act, and shall initially continue for one year, and thereafter continue from year to year, provided that the continuation of the Agreement is specifically approved at least annually:

          (a) (i) by the Fund’s Board of Directors or (ii) by the vote of “a majority of the outstanding voting securities” of the Portfolios (as defined in Section 2(a)(42) of the 1940 Act), and

          (b) by the affirmative vote of a majority of the Fund’s Directors who are not parties to this Agreement or “interested persons” (as defined in the 1940 Act) of a party to this Agreement (other than as Directors of the Fund), by votes cast in person at a meeting specifically called for such purpose.

          This Agreement, at such time as it is approved in accordance with the requirements of the 1940 Act, shall supersede any and all investment advisory agreements between the Fund and the Adviser.

          Section 13. Termination. As required under the 1940 Act, this Agreement may be terminated as to any Portfolio at any time, without the payment of any penalty, by the Fund (by vote of the Fund’s Board of Directors or by vote of a majority of the outstanding voting securities of the particular Portfolio), or by the Adviser on sixty (60) days’ written notice. The notice provided for herein may be waived by the party entitled to receipt thereof. This Agreement will immediately terminate in the event of its assignment. This Agreement may also be terminated immediately by the Fund or the Adviser in the event that the other party (i) breaches a material term of this Agreement or (ii) commits a material violation of any governing law. As used in this Agreement, the terms “majority of the outstanding voting securities,” “interested persons” and “assignment” shall have the same meanings as such terms have in the 1940 Act, as modified or interpreted by the Commission or its staff in rules, regulations, interpretations or no-action letters.

          Section 14. Indemnification by the Adviser. The Fund shall not be responsible for, and the Adviser shall indemnify and hold the Fund and the Portfolios harmless from and against, any and all losses, damages, costs, charges, counsel fees, payments, expenses and liability arising out of or attributable to the willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties on the part of the Adviser or any of its officers, directors, employees or agents.

          Section 15. Indemnification by the Fund. In the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of duties hereunder on the part of the Adviser or any of its officers, directors, employees or agents, the Fund hereby agrees to indemnify and hold harmless the Adviser and its officers, directors, employees and agents against all claims, actions, suits or proceedings at law or in equity whether brought by a private party or a governmental department, commission, board, bureau, agency or instrumentality of any kind, arising from the advertising, solicitation, sale, purchase or pledge of securities, whether of the Fund or other securities, undertaken by the Portfolios or their officers, directors, employees or affiliates, resulting from any violations of the securities laws, rules, regulations, statutes and codes, whether federal or of any state, by the Portfolios or their officers, directors, employees or affiliates. Federal and state securities laws impose liabilities under certain circumstances on persons who act in good faith, and nothing herein shall constitute a waiver or limitation of any rights which a Portfolio may have and which may not be waived under any applicable federal or state securities laws.

          Section 16. Notices. Any notices under this Agreement shall be in writing, addressed and delivered or mailed postage paid to the other party at such address as such other party may designate for the receipt of such notice. Until further notice to the other party, it is agreed that the address of the Fund shall be Old Westbury Funds, Inc., 760 Moore Road, King of Prussia, Pennsylvania 19406, Attn: President, and that of the Adviser shall be Bessemer Investment Management LLC, 630 Fifth Avenue, New York, New York 10111, Attn: General Counsel.

          Section 17. Questions of Interpretation. Any question of interpretation of any term or provision of this Agreement having a counterpart in or otherwise derived from a term or provision of the 1940 Act shall be resolved by reference to such terms or provision of the 1940 Act and to interpretations thereof, if any, by the United States Courts or in the absence of any controlling decision of any such court, by rules, regulations or orders of the Commission, interpretations of the Commission or its staff, or Commission staff no-action letters issued pursuant to the 1940 Act. In addition, where the effect of a requirement of the 1940 Act reflected in any provision of this Agreement is revised by rule, regulation or order of the Commission, such provision shall be deemed to incorporate the effect of such rule, regulation or order. The duties and obligations of the parties under this Agreement shall otherwise be governed by and construed in accordance with the laws of the State of New York.

          Section 18. Amendment. No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought. If shareholder approval of an amendment is required under the 1940 Act, no such amendment shall become effective until approved by a vote of the majority of the outstanding shares of the affected Portfolio(s). Otherwise, a written amendment of this Agreement is effective upon the approval of the Board of Directors of the Fund and the Adviser.

          Section 19. Old Westbury Name. The Adviser and the Fund each agree that the name “Old Westbury” or any variants thereof, which comprises a component of the Fund’s name, is a property right of the parent of the Adviser. The Fund agrees and consents that: (i) it will use the words “Old Westbury” or any variants thereof as a component of its corporate name, the name of any series or class, or all of the above, and for no other purpose; (ii) it will not grant to any third party the right to use the name “Old Westbury” of any variant thereof for any purpose; (iii) the Adviser or any corporate affiliate of the Adviser may use or grant to others the right to use the words “Old Westbury,” or any variant or abbreviation thereof, as all or a portion of a corporate or business name or for any commercial purpose, other than a grant of such right to another registered investment company not advised by the Adviser or one of its affiliates; and (iv) in the event that the Adviser or an affiliate thereof is no longer acting as investment adviser to any Portfolio or class of a Portfolio, the Fund shall, upon request by the Adviser, promptly take such action as may be necessary to change its corporate name to one not containing the words “Old Westbury” or any variant thereof and following such change, shall not use the words “Old Westbury,” or any variant thereof, as a part of its corporate name or for any other commercial purpose, and shall use its best efforts to cause its trustees, officers and shareholders to take any and all actions that the Adviser may request to effect the foregoing and to reconvey to the Adviser any and all rights to such words.

          Section 20. Miscellaneous. The captions in this Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby.

          IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their officers designated below as of the day and year first above written.

OLD WESTBURY FUNDS, INC.

By:

BESSEMER INVESTMENT MANAGEMENT LLC

By:

SCHEDULE A

Portfolio	Advisory Fee Rate Average Net Assets

U.S. Large Cap Fund	First $500 million – 0.70% Second $500 million to $1 billion – 0.65% Over $1 billion – 0.60%

Non-U.S. Large Cap Fund	First $500 million – 0.80% Second $500 million to $1 billion – 0.75% Over $1 billion – 0.70%

Fixed Income Fund	First $500 million – 0.45% Second $500 million to $1 billion – 0.40% Over $1 billion – 0.35%
Municipal Bond Fund	First $500 million – 0.45% Second $500 million to $1 billion – 0.40% Over $1 billion – 0.35%

Global Small & Mid Cap Fund	0.85%

Real Return Fund	0.85%

Global Opportunities Fund	First $1.25 billion – 1.10% Second $1.25 billion to $2.5 billion – 1.05% Over $2.5 billion – 1.00%

PROXY TABULATOR

P.O. BOX 859232
BRAINTREE, MA 02185-9232

Vote this proxy card TODAY! Your prompt response will save the expense of additional solicitations

3 EASY WAYS TO VOTE YOUR PROXY
CALL:	To vote by phone call toll-free 1-800-830-3542 and follow the recorded instructions.
LOG-ON:	Vote on the internet at www.2voteproxy.com and follow the on-screen instructions.
MAIL:	Check the appropriate boxes on the reverse side of the proxy card, sign and date the proxy card and return it in the envelope provided.
OLD WESTBURY U.S. LARGE CAP FUND

PROXY FOR SPECIAL MEETING ON AUGUST 25, 2010
THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS OF OLD WESTBURY FUNDS, INC.

The undersigned hereby appoints Diane J. Drake and William H. Wallace, III and each of them separately, as proxies, with the power to appoint her or his substitute, and hereby authorizes her or him to represent and to vote, as designated on the reverse side, all shares of the above-referenced fund (the “Fund”) which the undersigned is entitled to vote at the Special Meeting of shareholders of the Fund to be held at 760 Moore Road, King of Prussia, Pennsylvania on August 25, 2010 at 11:00 a.m. Eastern Time, and any adjournment thereof. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Special Meeting.

SEE THE REVERSE SIDE FOR THE PROPOSAL

This proxy will be voted as instructed. If no specification is made, this proxy will be voted FOR the proposal.

PLEASE VOTE, DATE, AND SIGN THIS PROXY AND
RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE.	Dated __________

Signature(s) (Title(s), if applicable)	(Sign in the Box)

Note: Please sign your name exactly as your shareholder name or names appears on the account. Joint owners must each sign. Persons signing as executors, administrators, trustees, etc. should add title(s) as such.

OWLCX-PXC-1.01

THE BOARD UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE FOR THE APPROVAL OF THE PROPOSED ADVISORY AGREEMENT.

PLEASE MARK BOXES BELOW IN BLUE OR BLACK INK AS FOLLOWS. Example: ■
THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

		FOR	AGAINST	ABSTAIN

1.	To approve a new investment advisory agreement between Bessemer Investment Management LLC and the Corporation, on behalf of each of the Funds.	☐	☐	☐

THANK YOU FOR CASTING YOUR VOTE. PLEASE RETURN THIS PROXY CARD IN THE ENCLOSED POSTAGE PAID ENVELOPE.

OWF02-PXC-1.01

PROXY TABULATOR

P.O. BOX 859232
BRAINTREE, MA 02185-9232

Vote this proxy card TODAY! Your prompt response will save the expense of additional solicitations

3 EASY WAYS TO VOTE YOUR PROXY
CALL:	To vote by phone call toll-free 1-800-830-3542 and follow the recorded instructions.
LOG-ON:	Vote on the internet at www.2voteproxy.com and follow the on-screen instructions.
MAIL:	Check the appropriate boxes on the reverse side of the proxy card, sign and date the proxy card and return it in the envelope provided.
OLD WESTBURY NON-U.S. LARGE CAP FUND

PROXY FOR SPECIAL MEETING ON AUGUST 25, 2010
THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS OF OLD WESTBURY FUNDS, INC.

The undersigned hereby appoints Diane J. Drake and William H. Wallace, III and each of them separately, as proxies, with the power to appoint her or his substitute, and hereby authorizes her or him to represent and to vote, as designated on the reverse side, all shares of the above-referenced fund (the “Fund”) which the undersigned is entitled to vote at the Special Meeting of shareholders of the Fund to be held at 760 Moore Road, King of Prussia, Pennsylvania on August 25, 2010 at 11:00 a.m. Eastern Time, and any adjournment thereof. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Special Meeting.

SEE THE REVERSE SIDE FOR THE PROPOSAL

This proxy will be voted as instructed. If no specification is made, this proxy will be voted FOR the proposal.

PLEASE VOTE, DATE, AND SIGN THIS PROXY AND
RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE.	Dated __________

Signature(s) (Title(s), if applicable)	(Sign in the Box)

Note: Please sign your name exactly as your shareholder name or names appears on the account. Joint owners must each sign. Persons signing as executors, administrators, trustees, etc. should add title(s) as such.

OWNUX-PXC-1.01

THE BOARD UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE FOR THE APPROVAL OF THE PROPOSED ADVISORY AGREEMENT.

PLEASE MARK BOXES BELOW IN BLUE OR BLACK INK AS FOLLOWS. Example: ■
THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

		FOR	AGAINST	ABSTAIN

1.	To approve a new investment advisory agreement between Bessemer Investment Management LLC and the Corporation, on behalf of each of the Funds.	☐	☐	☐

THANK YOU FOR CASTING YOUR VOTE. PLEASE RETURN THIS PROXY CARD IN THE ENCLOSED POSTAGE PAID ENVELOPE.

OWF02-PXC-1.01

PROXY TABULATOR

P.O. BOX 859232
BRAINTREE, MA 02185-9232

Vote this proxy card TODAY! Your prompt response will save the expense of additional solicitations

3 EASY WAYS TO VOTE YOUR PROXY
CALL:	To vote by phone call toll-free 1-800-830-3542 and follow the recorded instructions.
LOG-ON:	Vote on the internet at www.2voteproxy.com and follow the on-screen instructions.
MAIL:	Check the appropriate boxes on the reverse side of the proxy card, sign and date the proxy card and return it in the envelope provided.
OLD WESTBURY GLOBAL SMALL & MID CAP FUND

PROXY FOR SPECIAL MEETING ON AUGUST 25, 2010
THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS OF OLD WESTBURY FUNDS, INC.

The undersigned hereby appoints Diane J. Drake and William H. Wallace, III and each of them separately, as proxies, with the power to appoint her or his substitute, and hereby authorizes her or him to represent and to vote, as designated on the reverse side, all shares of the above-referenced fund (the “Fund”) which the undersigned is entitled to vote at the Special Meeting of shareholders of the Fund to be held at 760 Moore Road, King of Prussia, Pennsylvania on August 25, 2010 at 11:00 a.m. Eastern Time, and any adjournment thereof. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Special Meeting.

SEE THE REVERSE SIDE FOR THE PROPOSAL

This proxy will be voted as instructed. If no specification is made, this proxy will be voted FOR the proposal.

PLEASE VOTE, DATE, AND SIGN THIS PROXY AND
RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE.	Dated __________

Signature(s) (Title(s), if applicable)	(Sign in the Box)

Note: Please sign your name exactly as your shareholder name or names appears on the account. Joint owners must each sign. Persons signing as executors, administrators, trustees, etc. should add title(s) as such.

OWSMX-PXC-1.01

THE BOARD UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE FOR THE APPROVAL OF THE PROPOSED ADVISORY AGREEMENT.

PLEASE MARK BOXES BELOW IN BLUE OR BLACK INK AS FOLLOWS. Example: ■
THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

		FOR	AGAINST	ABSTAIN

1.	To approve a new investment advisory agreement between Bessemer Investment Management LLC and the Corporation, on behalf of each of the Funds.	☐	☐	☐

THANK YOU FOR CASTING YOUR VOTE. PLEASE RETURN THIS PROXY CARD IN THE ENCLOSED POSTAGE PAID ENVELOPE.

OWF02-PXC-1.01

PROXY TABULATOR

P.O. BOX 859232
BRAINTREE, MA 02185-9232

Vote this proxy card TODAY! Your prompt response will save the expense of additional solicitations

3 EASY WAYS TO VOTE YOUR PROXY
CALL:	To vote by phone call toll-free 1-800-830-3542 and follow the recorded instructions.
LOG-ON:	Vote on the internet at www.2voteproxy.com and follow the on-screen instructions.
MAIL:	Check the appropriate boxes on the reverse side of the proxy card, sign and date the proxy card and return it in the envelope provided.
OLD WESTBURY GLOBAL OPPORTUNITIES FUND

PROXY FOR SPECIAL MEETING ON AUGUST 25, 2010
THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS OF OLD WESTBURY FUNDS, INC.

The undersigned hereby appoints Diane J. Drake and William H. Wallace, III and each of them separately, as proxies, with the power to appoint her or his substitute, and hereby authorizes her or him to represent and to vote, as designated on the reverse side, all shares of the above-referenced fund (the “Fund”) which the undersigned is entitled to vote at the Special Meeting of shareholders of the Fund to be held at 760 Moore Road, King of Prussia, Pennsylvania on August 25, 2010 at 11:00 a.m. Eastern Time, and any adjournment thereof. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Special Meeting.

SEE THE REVERSE SIDE FOR THE PROPOSAL

This proxy will be voted as instructed. If no specification is made, this proxy will be voted FOR the proposal.

PLEASE VOTE, DATE, AND SIGN THIS PROXY AND
RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE.	Dated __________

Signature(s) (Title(s), if applicable)	(Sign in the Box)

Note: Please sign your name exactly as your shareholder name or names appears on the account. Joint owners must each sign. Persons signing as executors, administrators, trustees, etc. should add title(s) as such.

OWGOX-PXC-1.01

THE BOARD UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE FOR THE APPROVAL OF THE PROPOSED ADVISORY AGREEMENT.

PLEASE MARK BOXES BELOW IN BLUE OR BLACK INK AS FOLLOWS. Example: ■
THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

		FOR	AGAINST	ABSTAIN

1.	To approve a new investment advisory agreement between Bessemer Investment Management LLC and the Corporation, on behalf of each of the Funds.	☐	☐	☐

THANK YOU FOR CASTING YOUR VOTE. PLEASE RETURN THIS PROXY CARD IN THE ENCLOSED POSTAGE PAID ENVELOPE.

OWF02-PXC-1.01

PROXY TABULATOR

P.O. BOX 859232
BRAINTREE, MA 02185-9232

Vote this proxy card TODAY! Your prompt response will save the expense of additional solicitations

3 EASY WAYS TO VOTE YOUR PROXY
CALL:	To vote by phone call toll-free 1-800-830-3542 and follow the recorded instructions.
LOG-ON:	Vote on the internet at www.2voteproxy.com and follow the on-screen instructions.
MAIL:	Check the appropriate boxes on the reverse side of the proxy card, sign and date the proxy card and return it in the envelope provided.
OLD WESTBURY REAL RETURN FUND

PROXY FOR SPECIAL MEETING ON AUGUST 25, 2010
THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS OF OLD WESTBURY FUNDS, INC.

The undersigned hereby appoints Diane J. Drake and William H. Wallace, III and each of them separately, as proxies, with the power to appoint her or his substitute, and hereby authorizes her or him to represent and to vote, as designated on the reverse side, all shares of the above-referenced fund (the “Fund”) which the undersigned is entitled to vote at the Special Meeting of shareholders of the Fund to be held at 760 Moore Road, King of Prussia, Pennsylvania on August 25, 2010 at 11:00 a.m. Eastern Time, and any adjournment thereof. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Special Meeting.

SEE THE REVERSE SIDE FOR THE PROPOSAL

This proxy will be voted as instructed. If no specification is made, this proxy will be voted FOR the proposal.

PLEASE VOTE, DATE, AND SIGN THIS PROXY AND
RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE.	Dated __________

Signature(s) (Title(s), if applicable)	(Sign in the Box)

Note: Please sign your name exactly as your shareholder name or names appears on the account. Joint owners must each sign. Persons signing as executors, administrators, trustees, etc. should add title(s) as such.

OWRRX-PXC-1.01

THE BOARD UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE FOR THE APPROVAL OF THE PROPOSED ADVISORY AGREEMENT.

PLEASE MARK BOXES BELOW IN BLUE OR BLACK INK AS FOLLOWS. Example: ■
THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

		FOR	AGAINST	ABSTAIN

1.	To approve a new investment advisory agreement between Bessemer Investment Management LLC and the Corporation, on behalf of each of the Funds.	☐	☐	☐

THANK YOU FOR CASTING YOUR VOTE. PLEASE RETURN THIS PROXY CARD IN THE ENCLOSED POSTAGE PAID ENVELOPE.

OWF02-PXC-1.01

PROXY TABULATOR

P.O. BOX 859232
BRAINTREE, MA 02185-9232

Vote this proxy card TODAY! Your prompt response will save the expense of additional solicitations

3 EASY WAYS TO VOTE YOUR PROXY
CALL:	To vote by phone call toll-free 1-800-830-3542 and follow the recorded instructions.
LOG-ON:	Vote on the internet at www.2voteproxy.com and follow the on-screen instructions.
MAIL:	Check the appropriate boxes on the reverse side of the proxy card, sign and date the proxy card and return it in the envelope provided.
OLD WESTBURY FIXED INCOME FUND

PROXY FOR SPECIAL MEETING ON AUGUST 25, 2010
THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS OF OLD WESTBURY FUNDS, INC.

The undersigned hereby appoints Diane J. Drake and William H. Wallace, III and each of them separately, as proxies, with the power to appoint her or his substitute, and hereby authorizes her or him to represent and to vote, as designated on the reverse side, all shares of the above-referenced fund (the “Fund”) which the undersigned is entitled to vote at the Special Meeting of shareholders of the Fund to be held at 760 Moore Road, King of Prussia, Pennsylvania on August 25, 2010 at 11:00 a.m. Eastern Time, and any adjournment thereof. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Special Meeting.

SEE THE REVERSE SIDE FOR THE PROPOSAL

This proxy will be voted as instructed. If no specification is made, this proxy will be voted FOR the proposal.

PLEASE VOTE, DATE, AND SIGN THIS PROXY AND
RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE.	Dated __________

Signature(s) (Title(s), if applicable)	(Sign in the Box)

Note: Please sign your name exactly as your shareholder name or names appears on the account. Joint owners must each sign. Persons signing as executors, administrators, trustees, etc. should add title(s) as such.

OWFIX-PXC-1.01

THE BOARD UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE FOR THE APPROVAL OF THE PROPOSED ADVISORY AGREEMENT.

PLEASE MARK BOXES BELOW IN BLUE OR BLACK INK AS FOLLOWS. Example: ■
THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

		FOR	AGAINST	ABSTAIN

1.	To approve a new investment advisory agreement between Bessemer Investment Management LLC and the Corporation, on behalf of each of the Funds.	☐	☐	☐

THANK YOU FOR CASTING YOUR VOTE. PLEASE RETURN THIS PROXY CARD IN THE ENCLOSED POSTAGE PAID ENVELOPE.

OWF02-PXC-1.01

PROXY TABULATOR

P.O. BOX 859232
BRAINTREE, MA 02185-9232

Vote this proxy card TODAY! Your prompt response will save the expense of additional solicitations

3 EASY WAYS TO VOTE YOUR PROXY
CALL:	To vote by phone call toll-free 1-800-830-3542 and follow the recorded instructions.
LOG-ON:	Vote on the internet at www.2voteproxy.com and follow the on-screen instructions.
MAIL:	Check the appropriate boxes on the reverse side of the proxy card, sign and date the proxy card and return it in the envelope provided.
OLD WESTBURY MUNICIPAL BOND FUND

PROXY FOR SPECIAL MEETING ON AUGUST 25, 2010
THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS OF OLD WESTBURY FUNDS, INC.

The undersigned hereby appoints Diane J. Drake and William H. Wallace, III and each of them separately, as proxies, with the power to appoint her or his substitute, and hereby authorizes her or him to represent and to vote, as designated on the reverse side, all shares of the above-referenced fund (the “Fund”) which the undersigned is entitled to vote at the Special Meeting of shareholders of the Fund to be held at 760 Moore Road, King of Prussia, Pennsylvania on August 25, 2010 at 11:00 a.m. Eastern Time, and any adjournment thereof. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Special Meeting.

SEE THE REVERSE SIDE FOR THE PROPOSAL

This proxy will be voted as instructed. If no specification is made, this proxy will be voted FOR the proposal.

PLEASE VOTE, DATE, AND SIGN THIS PROXY AND
RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE.	Dated __________

Signature(s) (Title(s), if applicable)	(Sign in the Box)

Note: Please sign your name exactly as your shareholder name or names appears on the account. Joint owners must each sign. Persons signing as executors, administrators, trustees, etc. should add title(s) as such.

OWMBX-PXC-1.01

THE BOARD UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE FOR THE APPROVAL OF THE PROPOSED ADVISORY AGREEMENT.

PLEASE MARK BOXES BELOW IN BLUE OR BLACK INK AS FOLLOWS. Example: ■
THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

		FOR	AGAINST	ABSTAIN

1.	To approve a new investment advisory agreement between Bessemer Investment Management LLC and the Corporation, on behalf of each of the Funds.	☐	☐	☐

THANK YOU FOR CASTING YOUR VOTE. PLEASE RETURN THIS PROXY CARD IN THE ENCLOSED POSTAGE PAID ENVELOPE.

OWF02-PXC-1.01